SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )
                                                         -----

Filed by the Registrant                       [x]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement               [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FRONTIER NATURAL GAS CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

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     2.   Aggregate number of securities to which transaction applies:

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     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

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     5.   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

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     2.   Form, Schedule or Registration Statement No.:

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     3.   Filing Party:

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     4.   Date Filed:

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
                        FRONTIER NATURAL GAS CORPORATION
                                One Allen Center
                          500 Dallas Street, Suite 2920
                              Houston, Texas 77002


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held October 20, 1997


TO OUR SHAREHOLDERS:

     A Special Meeting of Shareholders of Frontier Natural Gas Corporation, an Oklahoma corporation (the "Company"), will be held at the Corporate Offices of Frontier Natural Gas Corporation, One Allen Center, 500 Dallas Street, Suite 2920, Houston, Texas 77002 on Monday, October 20, 1997 at 10:00 a.m., local time, for the following purposes:

     1. To solicit approval of a proposed amendment of the Company's Amended and Restated Certificate of Incorporation to increase the authorized shares; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 26, 1997 are entitled to notice of and to vote at the meeting. A complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder at the Company's executive offices, during ordinary business hours, for a period of at least ten days prior to the meeting.

     The accompanying Proxy Statement contains information regarding the matters to be considered at the meeting. For reasons outlined therein, the Board of Directors recommends a vote "FOR" the matters being voted upon.

     YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             -----------------------------------
                                             David W. Berry,
                                             President
Houston, Texas
                     , 1997
---------------------

                        FRONTIER NATURAL GAS CORPORATION
                                  -------------

                                 PROXY STATEMENT
                                  -------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held On October 20, 1997

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Frontier Natural Gas Corporation, an Oklahoma corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders of the Company (the "Meeting") to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, and any adjournment of the Meeting.

     This Proxy Statement and accompanying form of proxy are first being mailed to holders of the Company's $.01 par value Common Stock ("Common Stock") on or about September 30, 1997.

     The Board of Directors has established September 26, 1997 as the record date (the "Record Date") to determine shareholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, 9,865,906 shares of Common Stock were outstanding. Each share is entitled to one vote. The holders of a majority of the outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting.

     Each proxy, which is properly signed, dated and returned to the Company in time for the Meeting, and not revoked, will be voted in accordance with instructions contained therein. If no contrary instructions are given, proxies will be voted "FOR" the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares and as the proxy holder deems advisable on other matters that may come before the meeting. Proxies may be revoked at any time prior to their being exercised by delivering a written notice of revocation or a later dated proxy to the Secretary of the Company. In addition, a shareholder present at the Meeting may revoke his or her proxy and vote in person.

     Approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of at least a majority of all shares outstanding on the Record Date. Therefore, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment of the Company's Amended and Restated Certificate of Incorporation. The Company's Secretary will appoint an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the Meeting.

     All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


     The table below sets forth as of the Record Date (i) the name and address of each person known by management to own beneficially more than 5% of the Company's outstanding Common Stock, the number of shares beneficially owned by each such shareholder and the percentage of outstanding shares owned and (ii) the number and percentage of outstanding shares of Common Stock beneficially owned by each of the Company's directors and each of the five highest paid executive officers of the Company, individually (excluding executive officer's whose annual compensation is less than $100,000) and by all directors and executive officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.


                                                                       Number of      Percent of
Beneficial Owners                                                        Shares         Class(1)
-----------------                                                      ---------      ----------

David W. Berry (2)(3)                                                    724,930            7.3%

State Street Research & Management Company (10)                          600,000            6.1%

Metropolitan Life Insurance Company (9)                                  600,000            5.9%

Jeffrey R. Orgill (2)(4)                                                 592,500            6.0%

David B. Christofferson (5)                                              269,333            2.7%

Neal M. Elliott (6)                                                       82,539               *

S. Gordon Reese, Jr. (8)                                                  40,333               *

Allen H. Sweeney (7)                                                      12,000               *

Michael A. Barnes (11)                                                     8,333               *

All Executive Officers and Directors as a group (7 persons)(12)        1,730,179           16.9%

------------------------

*    Less than 1%

(1) Percent of class for any shareholder listed is calculated without regard to shares of Common Stock issuable to others upon exercise of outstanding stock options, warrants or subscriptions for Common Stock. Any shares a shareholder is deemed to own by having the right to acquire by exercise of an option, warrant or by subscription are considered to be outstanding solely for the purpose of calculating that shareholder's ownership percentage.
(2) Address is c/o Frontier Natural Gas Corporation, One Allen Center, 500 Dallas Street, Suite 2920, Houston, Texas, 77002.
(3) Includes options granted pursuant to the Company's Stock Incentive Plan to purchase 24,000 shares of Common Stock and 40,000 options granted pursuant to the Company's Stock Option Plan which are currently exercisable by Mr. Berry.
(4) Includes options granted pursuant to the Company's Stock Incentive Plan to purchase 24,000 shares of Common Stock which are currently exercisable by Mr. Orgill.
(5) Includes options to purchase 156,000 shares of Common Stock granted pursuant to the Company's Incentive Stock Option Plan, 24,000 options granted pursuant to the Company's Stock Incentive Plan and 33,333 options granted pursuant to the Company's Stock Option Plan which are currently exercisable by Mr. Christofferson.
(6) Includes options to purchase 6,000 shares of Common Stock granted pursuant to the Company's Stock Incentive Plan and 6,000 options granted pursuant to the Company's Stock Option Plan which are currently exercisable by Mr. Elliott.
(7) Includes options to purchase 6,000 shares of Common Stock granted pursuant to the Company's Stock Incentive Plan and 6,000 options granted pursuant to the Company's Stock Option Plan which are currently exercisable by Mr. Sweeney.
(8) Includes options granted pursuant to the Company's Stock Incentive Plan to purchase 12,000 shares of Common Stock and 28,333 options granted pursuant to the Company's Stock Option Plan which are currently exercisable by Mr. Reese.
(9) Based on a filing with the Securities and Exchange Commission of Schedule 13G dated February 12, 1997, reporting beneficial ownership as of December 31, 1996. Includes 300,000 shares of Common Stock issuable upon exercise of Series B Warrants held by Metropolitan Life Insurance Company whose address is One Madison Avenue, New York, New York, 10010-3690.
(10) Based on a filing with the Securities and Exchange Commission of Schedule 13G dated February 13, 1997, reporting beneficial ownership as of December 31, 1996. State Street Research & Management Company ("State Street") may be deemed to own 600,000 shares of the Company's Common Stock as a result of State Street's acting as investment advisor to various clients. State Street disclaims beneficial ownership of all such shares. The address of State Street is One Financial Center, 30th Floor, Boston, Massachusetts 02111-2690.
(11) Includes options granted pursuant to the Company's Stock Plan to purchase 8,333 shares of Common Stock which are currently exercisable by Mr. Barnes.
(12) Includes 373,999 shares issuable pursuant to various options held by executive officers and directors and currently exercisable as of the record date.


                                   PROPOSAL 1
                   AMEND RESTATED CERTIFICATE OF INCORPORATION

     The Company's Restated Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock: 20,000,000 shares of Common Stock, par value $.01 per share; and 5,000,000 shares of Preferred Stock, par value $.01 per share. The Board of Directors has authorized an amendment to the Certificate to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares. The shareholders are being asked to approve at the Meeting such amendment to the Certificate. Under the proposed amendment, Article V of the Certificate would be amended to read as follows:

     "The total number of shares of all classes of stock which the corporation shall have the authority to issue is 45,000,000 shares, divided into classes designated as follows: (i) 40,000,000 shares of Common Stock, par value of $.01 per share (the "Common Stock"); and 5,000,000 shares of Preferred Stock, par value of $.01 per share (the "Preferred Stock").

     The Company currently has 20,000,000 authorized shares of Common Stock. As of September 2, 1997, 9,865,906 shares of Common Stock were issued and outstanding. In addition, (1) a total of 1,345,350 shares of Common Stock were reserved for future issuance upon the exercise of outstanding options under the Company's stock option plans, (2) a total of 8,290,800 shares are reserved for issuance upon exercise of outstanding warrants, and (3) a total of 171,922 shares are reserved for issuance upon conversion of outstanding Convertible Preferred Stock.

     The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets or to establish strategic relationships with corporate partners. The Board of Directors has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock or securities convertible into Common Stock, except as may be required by applicable law.

     The increase in authorized Common Stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized Common Stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that the additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are, could be dilutive to the existing shareholders. The holders of Common Stock have no preemptive rights.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including provisions of the Certificate authorizing the Board to issue up to 5,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board.

Vote Required and Board of Directors' Recommendation

     The affirmative vote of a majority of all outstanding shares of Common Stock of the Company is required for approval of this proposal. An abstention or non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE.

                                  OTHER MATTERS

     The Company's management does not know of any matters to be presented at the Meeting other than those set forth in the Notice of Special Meeting of Shareholders. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          --------------------------------------
                                          David B. Christofferson, Secretary

Houston, Texas
                         , 1997
-------------------------

                                    APPENDIX


                        FRONTIER NATURAL GAS CORPORATION
                                One Allen Center
                          500 Dallas Street, Suite 2920
                              Houston, Texas 77002

                    Proxy for Special Meeting of Shareholders
                         To be held on October 20, 1997

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints David W. Berry and David B. Christofferson, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at a Special Meeting of shareholders (the "Meeting") of Frontier Natural Gas Corporation, an Oklahoma corporation (the "Company"), to be held on October 20, 1997, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

     1. GRANTING            WITHHOLDING            authority  to  vote  for  the
                 ----------             ----------
approval of the proposed amendment of the Company's Amended and Restated Certificate of Incorporation to increase the authorized shares.

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED AMENDMENT.

     Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                                       DATED:                             , 1997
                                             -----------------------------


                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.